UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2023
Commission File Number: 001-38465
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
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Delaware			91-2183967
(State or Other Jurisdiction of Incorporation)			(I.R.S. Employer Identification Number)

221 Main St.	Suite 1550	San Francisco	California	94105
(Address of Principal Executive Offices)				(Zip Code)

(415) 489-4940
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2023, the Board of Directors (the “Board”) of DocuSign, Inc. (the “Company”) adopted resolutions confirming and approving the appointment of Daniel D. Springer as a member of the Board. Mr. Springer will serve as a Class I director whose term will expire at the Company’s 2025 Annual Meeting of Stockholders, which is the next stockholder meeting at which Class I directors will be elected, and until Mr. Springer’s successor shall have been duly elected and qualified, or until Mr. Springer’s earlier death, resignation, disqualification or removal.

Mr. Springer, the Company’s former Chief Executive Officer, previously filed a lawsuit in the Court of Chancery of the State of Delaware (the “Chancery Court”) contesting his resignation from the Board, as previously disclosed on a Current Report on Form 8-K filed on November 18, 2022.

There is no arrangement or understanding between Mr. Springer and any other person pursuant to which Mr. Springer was selected as a director. Mr. Springer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Act. Mr. Springer is eligible to receive compensation for his service as a member of the Board in accordance with the Company’s Amended and Restated Director Compensation Policy, filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q on June 4, 2021.

Mr. Springer also previously entered into the Company’s standard form of indemnity agreement, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on December 3, 2020.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 6, 2023

DOCUSIGN, INC.

By:	/s/ James P. Shaughnessy
James P. Shaughnessy
Chief Legal Officer